UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

TALPHERA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1850 Gateway Drive, Suite 175
San Mateo, CA 94404
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TLPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08         Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01         Other Events.

The Board of Directors (the “Board”) of Talphera, Inc., a Delaware corporation (the “Company”), has established June 24, 2024 as the date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The time and location of the 2024 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).

The record date for determining stockholders entitled to notice of, and to vote at, the 2024 Annual Meeting will be the close of business on April 26, 2024. Because the date of the 2024 Annual Meeting is being advanced by more than 30 days from the anniversary date of the Company’s 2023 Annual Meeting of Stockholders, the Company is filing this Current Report on Form 8-K to inform stockholders of this change and to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders who intend to present proposals for inclusion in the proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8 (the “Rule 14a-8”) promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposals are received by the Company, in writing, at 1850 Gateway Drive, Suite 175, San Mateo, California 94404, and be directed to the attention of the Corporate Secretary, no later than April 23, 2024, which the Company has determined to be a reasonable time before it expects to begin to deliver and make available its proxy materials, and must furthermore comply with all applicable requirements of Rule 14a-8.

Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), to be considered timely, stockholders who intend to present proposals for director nominations or any other proposal at the 2024 Annual Meeting must provide notice in writing to the Company at 1850 Gateway Drive, Suite 175, San Mateo, California 94404, and be directed to the attention of the Corporate Secretary, no later than the close of business on April 29, 2024, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2024 Annual Meeting. Stockholders are advised to review the Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees, must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 25, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2024	TALPHERA, INC.
	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer